Exhibit 10.1

AMENDMENT NO. 1 TO THE SEVENTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This AMENDMENT No. 1 TO THE SEVENTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 28th day of April, 2003 by and among FLEET CAPITAL CORPORATION (“Fleet”), a Rhode Island corporation, individually as a Lender and as Agent (“Agent”) for itself and any other financial institution which is or becomes a party thereto (each such financial institutions, including Fleet, is referred to herinafter individually as a “Lender” and collectively and the “Lenders”), THE CIT GROUP/BUSINESS CREDIT, INC., individually as a Lender and as Co-Administrative Agent, the other financial institutions party thereto as Lenders, RESTORATION HARDWARE, INC., a Delaware corporation (“Lead Borrower”) and THE MICHAELS FURNITURE COMPANY, INC., a California corporation (“Michaels,” together with the Lead Borrower, the “Borrowers”) (each, an “Amendment Party” and, collectively, the “Amendment Parties”), and is made with reference to the following facts:

RECITALS

A.                                   WHEREAS, Borrowers, the Agent, the Co-Administrative Agent and the Lenders (each a “Party” and, collectively, the “Parties”) have previously entered into that certain Seventh Amended and Restated Loan and Security Agreement dated as of November 26, 2002 (as amended, modified or supplemented from time to time, the “Loan Agreement”) and various agreements and instruments collateral thereto (collectively with the Loan Agreement, the “Loan Documents”).  All capitalized terms used herein, unless otherwise defined herein, shall have the meanings set forth in the Loan Documents.

B.                                     WHEREAS, the Amendment Parties desire to amend the Loan Agreement on the terms and subject to the conditions of this Amendment.

NOW THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Amendment Parties agree as follows:

ARTICLE I

AMENDMENTS TO LOAN AGREEMENT

1.1                                       Section 1.5 of the Loan Agreement is hereby amended by deleting the third sentence and inserting the following in lieu thereof:

“No Letter of Credit or LC Guaranty may have an expiration date that is after 30 days prior to the last day of the Term, unless, on the date such Letter of Credit or LC Guaranty is requested by Borrowers, (i) an amount equal to 110% of the face amount of such Letter of Credit or LC Guaranty, in the case of a documentary Letter of Credit or LC Guaranty with respect to a  documentary Letter of Credit, is deposited with Agent to be held as cash collateral, in a manner satisfactory to Agent, and such later expiration date shall have been agreed to by Agent, Bank or another Affiliate of Agent, as applicable or (ii) an amount equal to 110% of the face amount of such Letter of Credit or LC Guaranty, in the case of a standby Letter of Credit or LC Guaranty with respect to a standby Letter of Credit, is deposited with the Agent to be held as cash collateral, in a manner satisfactory to Agent, and such later expiration date shall not extend more than 30 days beyond the last day of the Term.”

ARTICLE II

CONDITIONS PRECEDENT

This Amendment shall become effective upon satisfaction of the following conditions (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):

2.1                               Execution and delivery to the Agent of counterparts hereof by the Borrowers, the Lenders, the Agent and the Co-Administrative Agent.

2.2                               Delivery to the Agent of resolutions of the Boards of Directors of the Borrowers, approving and authorizing the execution, delivery and performance of this Amendment, certified as of the First Amendment Effective Date by their corporate secretaries or assistant secretaries as being in full force and effect without modification or amendment.

ARTICLE III

MISCELLANEOUS

3.1                               Each of the Borrowers reaffirms and restates the representations and warranties set forth in Section 7 of the Loan Agreement, as amended by this Amendment (the “Amended Agreement”), and, after giving effect to the transactions contemplated herein, all such representations and warranties shall be true and correct in all material respects on and as of the date hereof (except insofar as such representations and warranties expressly relate to an earlier date).

3.2                               Each of the Borrowers warrants and represents (which warranty and representation shall survive the execution and delivery hereof) that:

(a)                                  It has the corporate power and authority to execute and deliver this Amendment, and to carry out the terms and provisions of this Amendment and the Amended Agreement and the transactions contemplated hereby and thereby, and has taken or caused to be taken all necessary corporate action to authorize the execution and delivery of this Amendment and the performance of this Amendment and the Amended Agreement and the transactions contemplated hereby and thereby;

(b)                                 No consent of any other person (including, without limitation, its shareholders or creditors), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution and delivery of this Amendment and the performance of the Amendment and the Amended Agreement;

(c)                                  The execution and delivery of this Amendment and the performance of this Amendment and the Amended Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation: and

(d)                                 This Amendment has been duly executed and delivered by a duly authorized officer, and this Amendment and the Amended Agreement constitute a legal, valid and binding obligation of it, enforceable in accordance with their terms, subject to laws affecting the enforcement of creditors’ rights generally and the exercise of judicial discretion in accordance with general principles of equity.

3.3                               The Loan Documents, subject to the foregoing terms and conditions provided by this Amendment, constitute the complete agreement of the Parties with respect to the subject matters referred to herein and supersede all prior or contemporaneous negotiations, promises, agreements, or representations, all of which have become merged and finally integrated into the Loan Documents and this Amendment. No agreements or undertakings varying, modifying, amending, extending, discharging or terminating the same shall be binding upon any Party unless in writing signed by a duly authorized official or agent hereof. No waiver by any Party of any breach hereunder shall be deemed a waiver of any other or subsequent breach.

3.4                               Each Borrower agrees to pay, on demand, all attorneys’ fees and costs incurred in connection with the negotiation, documentation, and execution of this Amendment.  If any legal action or proceeding shall be commenced at any time by any Party in connection with its interpretation or enforcement, the prevailing Party or Parties in such action or proceeding shall be entitled to reimbursement of its reasonable attorneys’ fees and costs in connection therewith, in addition to all other relief to which the prevailing Party or Parties may be entitled. Each of the Amendment Parties waives its right to a trial by jury in any action to enforce, defend, or interpret, or otherwise concerning this Amendment.

3.5                               Except as herein expressly amended, the Loan Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

3.6                               This Amendment and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by and construed under the laws of the State of California and shall inure to the benefit of and shall be binding upon the successors, heirs and assigns of the Parties.

3.7                               All references to the Loan Agreement contained in the Loan Agreement and the other Loan Documents and the other documents and instruments delivered pursuant to or in connection therewith shall mean the Loan Agreement, as amended hereby and as may in the future be amended, restated, supplemented or modified from time to time.

3.8                               This Amendment may be executed in counterparts, each of which shall be deemed and original and all of which together shall constitute one and the same instrument.

3.9                               Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

RESTORATION HARDWARE, INC., the Lead Borrower

By:	/s/	Kevin Shahan

Name:		Kevin Shahan

Title:		VP/CFO

THE MICHAELS FURNITURE COMPANY, as a Borrower

By:	/s/	Thomas Bazzone

Name:		Thomas Bazzone

Title:		Director

FLEET CAPITAL CORPORATION, a Rhode Island corporation, as Agent and as Lender

By:	/s/	Matthew R, Van Steenhuyse

Name:		Matthew R, Van Steenhuys

Title:		Senior Vice President

THE CIT GROUP/BUSINESS CREDIT, INC., as the Co-Administrative Agent and as a Lender

By:	/s/ Adrian Avalus

Name:	Adrian Avalus

Title:	VP

Signature Pages to Amendment No. 1 to the Seventh Amended and Restated

Loan and Security Agreement